Nasdaq:ENVB

ENVERIC BIOSCIENCES

Next Generation Mental Health™

CORPORATE PRESENTATION
Q1 2025



Enveric.com

Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. Forward looking statements do not include statements of historical fact. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in preclinical stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the limited study on the effects of medical psychedelics, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of psychedelics;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Next Generation Mental Health™



Significant Global Health Issues:
Depression, Anxiety & PTSD

WIDESPREAD

65 million
in the US

1 billion
globally

Experience a neuropsychiatric disorder at some time in their lives

Source: (NIMH) (SingleCare) (World Health Organization (WHO)) (VA.gov | Veterans Affairs) (BMJ Global Health)

LOW EFFICACY

40%

First line SSRI treatments work for less than half of patients

Source: NIH



Recent Discovery:
Mental health disorders are associated with **impaired neural connections** in key regions of the brain

Neuroplastogens: A New Class of Drugs


Prefrontal
Cortex

<u>Healthy Brain</u>: Neurons in the prefrontal cortex (PFC) regulate emotional behavior via Top-Down control of the amygdala.

This modulates the fight-or-flight thoughts and emotions that originate in the amygdala

<u>Neuropsychiatric Illness:</u> Reduced neural connections in the PFC impairs the Top-Down control, resulting in the symptoms of anxiety, depression or PTSD

<u>Neuroplastogens</u> stimulate neuroplasticity in the PFC, which restores it to normal function and rescues the Top-Down control of the amygdala

Psychedelic Neuroplastogen Drawbacks:



- Current psychedelic neuroplastogens in clinical trials cause hallucinations in the patient
  - Can require 8 hrs in-clinic treatment with two healthcare providers present, plus pre and post treatment counselling
  - Often require psychotherapy as part of the treatment paradigm
  - Expensive, resource intensive
  - Hallucination side-effect makes unappealing to many patients, clinicians
  - Regulatory, reimbursement path not clear for payors
- FDA recently declined to approve first in class (midomafetamine) drug, citing functional unblinding and psychotherapy concerns
- **All these issues may potentially be avoided by removing the hallucination from the neuroplastogen while retaining the neuroplasticity benefits**

Source: psychologytoday.com/ca/blog/modern-medicine/202310/the-role-of-the-therapist-in-psychedelic-therapy
Source: illinoisrecoverycenter.com/how-long-do-shrooms-last/

EB-003:
Non-Hallucinogenic, Orally Available, Neuroplastogenic DMT Analog

- Synthesized library of DMT analogs
- Assessed preclinical properties
  - *In vitro* target engagement
  - *In vivo* head twitch response in mice
  - *In vitro* neuronal development
  - *In vitro* and *in vivo* pharmacokinetics
  - *In vivo* anxiolytic efficacy in mice
  - *In vivo* antidepressant efficacy in mice
- Identified Lead Candidate: EB-003


N
N

DMT
N,N-dimethyltryptamine
Active component in ayahuasca
Hallucinogenic
Rapidly metabolized – not orally available

EB-003: A New Treatment Standard

	Approved Antidepressants	Psychedelic Neuroplastogens	Targeted Benefits* For EB-003
Immediate efficacy		✓	✓
Low side effects			✓
Treatment in-clinic not required	✓		✓
Large patient population	✓		✓
Induces neuroplasticity in brain		✓	✓

* To be proven in human clinical trials

EB-003: Development Underway



Synopsis of Target Benefits

- Reduced hallucination profile, treatment in clinic not required
- Lower side effects
- Rapid acting
- Orally bioavailable
- Intended to be prescribed for regular maintenance and taken at times and in settings convenient to patient



2025
2026
2027
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
PRECLINICAL PROFILING
IND-ENABLING GLP STUDIES
PHASE 1 PREP
PHASE 1A | PHASE 1B
PRE-IND MEETING
IND FILING
FIRST PATIENT DOSED PHASE 1A
PHASE 1A TRIAL RESULTS
PHASE 1B TRIAL RESULTS

EVM401: Lead Discovery Underway



Overview

- Novel phenylalkylamines and indolethylamines
- Anticipated to interact with key brain receptors associated with mental health disorders and addiction.

Potential Applications:

- Early analysis suggests EVM401 compounds could target:
  - Substance use disorders
  - Attention-deficit/hyperactivity disorder (ADHD)
  - Neuropsychiatric indications

DISCOVERY | PRE-CLINICAL | PHASE I

IND

Market Potential: Redefining the Treatment Landscape for Mental Health Disorders

Current Approved Antidepressant Market:

$20 Billion



Global market driven by the rising prevalence of Depression

50% of patients experience inadequate relief

Side Effects & Delayed Onset

4-6 WEEKS TO ONSET

SSRIs/SNRIs take 4-6 weeks to work, with high dropout rates due to side effects

Source: NIH

EB-003: A Breakthrough Neuroplastogen



Leading Neuroplastogen

EB-003 could be one of the first neuroplastogens to get to market



Broad Market Capture

EB-003 is poised to capture significant market share as it resolves shortcomings of both hallucinogenic neuroplastogens and of currently approved antidepressants


Enveric
Biosciences
EB-003

Predicted Neuroplastogen Market:

$35.4 Billion

Neuroplastogen drug market anticipated by 2030

Source: Coherent Market Insights



Low side-effects, strong efficacy, potential synergies with current drugs expected to drive demand



EB-003: Poised to revolutionize mental health treatment

Product Pipeline

	Discovery	Preclinical	IND	Phase 1	Partner / Licensee
Available for Partnering					**Partner**
EB-003 & EVM301 Series Neuroplastogens					Available
EVM401 Series Neuroplastogens					Available
Out-Licensed					**Licensee**
EB-002 & EVM201 Series Psilocin Prodrugs					MycoMedica Life Sciences
Topical Candidates for Radiation Dermatitis					Aries Science & Technology
Cannabinoid-COX-2 Conjugate Compounds					Restoration Biologics

- Portfolio of novel drug candidates
- 23 issued patents & 60 pending patent applications

Management

Management Team



Joseph Tucker, Ph.D.
Chief Executive Officer & Director



Kevin Coveney, CPA
Chief Financial Officer



Peter Facchini, Ph.D.
Chief Innovation Officer



Jillian Hagel, Ph.D.
Vice President Innovation

Board of Directors

Michael D. Webb
Board Chair

George Kegler
Director, Chair of the Audit Committee

Frank Pasqualone
Director, Chair of the Compensation and Nominating Committees

Marcus Schabacker, M.D., Ph.D.
Director, Chair of the Science and Technology Committee

Joseph Tucker, Ph.D.
Director

Sheila DeWitt, Ph.D.
Director

Scientific Advisors

Maurizio Fava, M.D.
Scientific Advisor

Stephen M. Stahl, M.D.
Scientific Advisor

John Krystal, M.D.
Scientific Advisor

Michael Leibowitz, M.D.
Scientific Advisor

Potential First in Class Entrant to Large Mental Health Market

EB-003: A Paradigm Shifting Drug Candidate

- EB-003 is one of the leading neuroplastogen drug candidates
- Anticipate filing IND in Q1 of 2026 and Phase I start in Q2 2026

New Drug Class Market Opportunity

- A $35.4 billion market awaits: Existing treatments only reach half the patients, carry significant side effects, and delay relief for 4-6 weeks

Platform Leveraged for Multiple Assets

- Numerous assets in the company have been out-licensed, providing potential revenue streams

Strong Market Demand

- Strong pharma demand for neuroplastogens evidenced by recent deals from AbbVie and others.

Deep IP Portfolio

- 23 issued patents and 60 more pending



Nasdaq :ENVB

ENVERIC
BIOSCIENCES

Next Generation Mental Health™

Enveric.com